EXHIBIT 23




               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
               _________________________________________



As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-32091, 2-53247, 2-58696, 33-2161, 33-8842, 33-31095, 33-37690, 33-46096,
33-46097, 33-46098, 33-50665 and 33-56115.





                                             ARTHUR ANDERSEN LLP

Chicago, Illinois
March 4, 1996.